1 st Quarter 2011 Earnings Conference Call April 20, 2011 Exhibit 99.2 * * * * * * * * * * * *

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) possible changes in regulation resulting from or relating to recently enacted financial reform legislation. People's United
Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

Operating earnings of $53.8 million, or $0.15 per share
Net interest margin of 4.16%; up 29 bps from Q4 2010
Total loan growth of $195MM or 4.5% linked-quarter annualized
Deposit growth of $177MM or 3.9% linked-quarter annualized
Strong non-interest income
Efficiency ratio improved to 66.2%
NPAs as a percentage of originated loans, REO and repossessed assets fell to 1.96% from 2.09% as of Q4 2010
Proxy statement/prospectus mailed to Danvers shareholders on April 8 th
and the Danvers shareholder vote has been set for May 13
th
First Quarter 2011 Results
Overview

Kirk Walters hired as Chief Financial Officer effective March 16th.  He is also a member of the Board at both the holding company and the bank
Expanding asset-based and multi-family lending activities
Boston: deposits at de novo branches grew $29MM in 1Q11, strong
1Q11 loan bookings and 2Q11 pipeline
Long Island: 7% core deposit growth since acquisition close, healthy residential and home equity originations, booking C&I loans
Increased dividend to $0.63/share annually.  Dividend yield is ~4.9%
Repurchased $60.7 million of stock in 1Q11 (4.6 million shares at an average price of $13.09)
Recent Initiatives

Net Interest Margin
Linked Quarter Change

3.87%
4.16%
-0.08%
-0.06%
0.16%
0.12%
0.15%
Q4 2010
Margin
Hedge Income
Decrease
Calendar Days PUEF
Accretion
Adjustment
Investment Mix
& Yield
Full Quarter
Smithtown &
River
Q1 2011
Margin

5 Net Interest Margin Last Five Quarters 5 3.49% 3.69% 3.74% 3.87% 4.16% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011

Loans
Linked Quarter Change
(in $ millions)

Annualized
Linked Quarter Change:
11.0%
12.3%
(30.3%)
Originated Annualized
Linked Quarter Change:
11.4%
Total Annualized
Linked Quarter Change: 4.5%
17,328
277
136
(218)
17,523
Dec 31, 2010 Commercial
Banking
Retail & Business
Banking
Acquired Mar 31, 2011

Deposits
Linked Quarter Change
(in $ millions)

Annualized
Linked Quarter Change: 2.1%
64.9% 5.9%
Total Annualized
Linked Quarter Change:
3.9%
17,933
18,110
34
63
80
Dec 31, 2010 Legacy De Novo Acquired Mar 31, 2011

Non-interest income
Linked Quarter Change
(in $ millions) 1Q11 4Q10 Q-o-Q (%)
Investment management fees $8.2 $7.9 4%
Insurance revenue 7.9 6.9 14%
Brokerage commissions 3.2 2.9 10%
Total wealth management 19.3 17.7 9%
Bank service charges 31.0 30.7 1%
Net gain on sales of loans 5.5 0.0 NM
Net gain on sales of res. mtg loans 3.1 4.2 (26%)
Bank owned life insurance 1.2 1.0 20%
Merchant services income, net 1.0 1.1 (9%)
Net security gains (losses) 0.1 (1.0) NM
Other non-interest income 13.4 14.4 (7%)
Total non-interest income $74.6 $68.1 10%
$5.5MM of gains on non-performing loan sales from the acquired
Smithtown portfolio, full quarter contribution from Smithtown and
RiverBank, strength across the board in wealth management

Non-interest expenses increased just 2% over 4Q10 in spite of a full quarter of Smithtown and RiverBank expenses
Non-Interest Expense
Linked Quarter Change
(in $ millions) 1Q11 4Q10 Q-o-Q (%)
Compensation & Benefits $105.4 $98.3 7%
Occupancy & Equipment 33.1 28.1 18%
Prof. and outside services 15.9 19.8 (20%)
Amort. of acq. related intangibles 5.9 6.1 (3%)
Merger-related expenses 3.1 4.8 (35%)
Other non-interest expense 39.4 42.0 (6%)
Total non-interest expense $202.8 $199.1 2%

10 Efficiency Ratio Historical Trend 75% 72% 71% 71% 66% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011

Last Five Quarters
1.96
2.09
3.46
3.55
0.00
1.00
2.00
3.00
4.00
5.00
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011
PBCT Peer Group Median Top 50 Banks by Assets
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement
Source: SNL Financial and Company filings

Last Five Quarters
0.22
0.28
1.13
1.73
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011
PBCT Peer Group Mean Top 50 Banks
Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings

Allowance for Loan Losses
Coverage Detail
(in $ millions)
1Q11
ALLL
% of
Originated
Loans
% of
Originated
NPLs
CRE $78.4 1.57% 109%
C&I 60.5 1.56% 124%
Equipment Finance 26.8 1.84% 69%
Residential 6.3 0.25% 9%
Home Equity 3.0 0.16% 29%
Other Consumer 2.5 1.30% 576%
Total $177.5 1.19% 74%
Commercial Banking $165.7 1.61% 104%
Retail Banking 11.8 0.26% 15%

14 Operating ROAA Progress Last Five Quarters 0.55% 0.58% 0.50% 0.64% 0.87% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011

Capital Deployment
Primary focus is to deploy capital via organic growth – “new markets, new products, cross-sell”
Announced an increase to our dividend (19th consecutive annual dividend increase), our dividend yield is ~4.9%
Repurchased $61MM of stock in 1Q11 at a weighted average price of $13.09
Prohibited from repurchasing shares until the Danvers Bancorp deal closes
Acquisitions
Danvers Bancorp shareholder vote set for May 13th
Building relationships with banks $1BN - $20BN in asset size
Maintaining price discipline in light of challenging industry conditions

Summary
Premium brand built over 169 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strengthened leadership team
Low cost of deposits
Strong net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Significantly more asset sensitive than peers
Pro forma tangible common equity ratio of ~12%
Sustainable Competitive Advantage

Q & A * * * * * * * * * * * * * * * * * * * * * * * *

Appendix * * * * * * * * * * * *

We expect that interest rates will not rise in 2011. However, we do expect rates to rise in
2012 and beyond
Given short term interest rates are so low and are expected to remain low for the near term, we have added to our securities portfolio
For Q4 2010 we were 3.5x – 4.5x as asset sensitive as the estimated median of our peers
For every 100bps increase in the Fed Funds rate, our net interest income is projected to increase by ~$40MM on an annualized basis
Notes:
1. Analysis is as of 12/31/10 filings
2. Data as of 12/31/10 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 12/31/10 filings, where exact +200bps shock up scenario data was not  provided PBCT interpolated based on data disclosed
Asset Sensitivity
Net Interest Income at Risk ¹
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps ²
-0.7% 5.6% 1.0% 3.5x
Shock Up
200bps ³
-1.0% 11.2% 2.4% 4.5x

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

People's United Financial, Inc.

Loans Deposits
Growing Future Earnings Per Share
Loans and Deposits per Share
* Pro forma for FIF acquisition
* *Pro forma for SMTB & LSBX acquisitions
** *Pro
forma
for DNBK acquisition
$12.5
$14.0
$15.5
$17.0
$18.5
$20.0
$21.5
1Q09 2Q09 3Q09 4Q09* 1Q10 2Q10** 3Q10** 4Q10*** 1Q11***
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
Gross Loans ($Bn) Loans per share
$12.5
$14.0
$15.5
$17.0
$18.5
$20.0
$21.5
1Q09 2Q09 3Q09 4Q09* 1Q10 2Q10** 3Q10** 4Q10*** 1Q11***
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
Deposits ($Bn) Deposits per share

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com * * * * * * * * * * * *